Filed pursuant to Rule 497(e)
Registration Nos. 333-265972; 811-23812

Vulcan Value Partners Fund

Vulcan Value Partners Small Cap Fund

(each a “Fund”, and collectively, the “Funds”)

Each a series of Elevation Series Trust (the “Trust”)

Supplement dated September 19, 2025 to the
Funds’ Combined Prospectus, dated September 16, 2025, as may be supplemented and/or revised from time to time.

Effective immediately, the Funds’ combined Prospectus shall be amended as follows:

The following section is added immediately above the “BUYING SHARES” section on page 26 of the Prospectus:

Purchase and Redemption of Shares Through a Broker/Dealer

Plans and their participants can purchase and redeem shares of the Funds through any broker/dealer organization (“Broker/Dealer”) that has a sales agreement with the Funds’ distributor. Those Broker/Dealers are authorized by the Funds to receive, on their behalf, purchase and redemption orders. Such Broker/Dealers are further authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf (“Authorized Designee”). Broker/Dealers may charge investors a fee if they effect transactions through Broker/Dealers or their Authorized Designees.

The Funds will be deemed to have received a purchase or redemption order when a Broker/Dealer or, if applicable, their Authorized Designee receives the order. In general, customer orders made through a Broker/Dealer or their Authorized Designee will be priced based at the Fund’s Net Asset Value (“NAV”) next computed after they are received by an authorized Broker/Dealer or their Authorized Designee, even if the Broker/Dealer or their Authorized Designee submits such requests to the Funds after such NAV has been calculated. The Funds are not responsible for the failure of any Broker/Dealer or their Authorized Designee to carry out its obligations to its customers.

The section titled “Through a broker/dealer organization,” located on page 26 of the Prospectus is hereby deleted.

The section titled “Through a broker-dealer organization,” located on page 28 of the Prospectus is hereby deleted.

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You should read this Supplement in conjunction with the Funds’ Prospectus, Summary Prospectus and SAI each dated September 16, 2025. This Supplement provides information that you should know about the Funds before investing and has been filed with the Securities and Exchange Commission. This Supplement is available upon request and without charge by calling the Funds toll-free at 1.877.421.5078.

Please retain this Supplement for future reference.